Sentinel Variable Products Trust

Supplement dated August 9, 2012

to the Statement of Additional Information dated April 30, 2012

Effective immediately the section of the Statement of Additional Information titled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager Compensation

All portfolio managers are compensated by a combination of fixed salaries and incentive compensation and, in certain circumstances, the portfolio managers may be guaranteed a minimum level of combined compensation. The fixed salary portion of compensation is generally based on comparative investment management industry data. Portfolio managers who manage more than one fund and/or also manage accounts for National Life and its affiliates have a pro rata share of their salaries based on the amount of assets managed for each area and each type of investment or fund. The determination of these allocations is in the best judgment of and at the discretion of the Adviser's chief executive officer. Incentive compensation can be a significant portion of total compensation.

Portfolio managers' incentive compensation is primarily related to the management of series of Sentinel Group Funds, Inc. ("Sentinel retail funds") and is primarily based on pre-tax investment performance of the Sentinel retail funds relative to Morningstar ratings and rankings. Relative results for the most recent 1-, 3- and 5-year periods are taken into account, with 25% based on the 1-year relative performance, 50% based on the 3-year relative performance, and 25% based on the 5-year relative performance. Generally, no incentive compensation is paid for performance below a 50% Morningstar percentile ranking, although the Adviser’s chief executive officer has some discretion to adjust this threshold under certain circumstances. Portfolio managers who also manage accounts for National Life and its affiliates are also eligible to receive incentive compensation based on the performance of those accounts. Portfolio managers do not receive incentive compensation specifically attributable to their management of the Funds.

A portion of the incentive compensation for each of the portfolio managers is deferred and invested in one or more of the Sentinel retail funds.  This deferred portion vests over a period of time.  Additional discretionary incentives may be awarded from time to time based on overall results for National Life and its affiliates.  David Brownlee and Daniel Manion also receive as additional compensation a portion of the advisory fees earned by the Adviser on the Sentinel retail funds that they manage. Portfolio managers also participate in benefit plans and programs available generally to all employees of National Life and its affiliates. These include health, life and disability insurance, and a cash balance and defined benefit pension plan.

At the discretion of the Adviser, certain portfolio managers may be awarded Sentinel Value Units (“SVUs”), which represent equity ownership in Sentinel Investments (consisting of the Adviser, SFSC and SASI).  SVUs may be awarded each year to participating managers based on performance of the Funds and Sentinel retail funds they manage.  Their value is calculated annually and is based on assets under management, profitability of Sentinel Investments; and advisory fees earned by the Adviser.  SVU awards vest over a period of time, to create incentives to retain key talent.  A portion of the vested amount may be paid out each year.  The remaining portion may be paid out at differing times, depending on various circumstances (e.g., retirement).

Portfolio Managers' Fund Ownership

Because the Funds of the Trust offer shares only to separate accounts of insurance companies, none of the portfolio managers of the Funds owns any shares of any of the Funds.

Conflicts of Interest

In addition to managing the assets of one or more Funds, each portfolio manager has responsibility for managing other client accounts of the Adviser or its affiliates. The tables below show, for the portfolio manager(s) of each Fund the number and asset size of the following types of accounts that they manage: (1) SEC registered investment companies (or series thereof) other than the Funds and (2) other accounts (e.g., accounts managed for individuals or organizations). The tables also show the number of performance based fee accounts for each category, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. Except as noted, the information is provided as of December 31, 2011. None of the portfolio managers managed a pooled investment vehicle other than registered investment companies.

Portfolio Managers' Management of Registered Investment

Companies/Series Other Than the Funds

Portfolio Manager	Number of Companies/Series	Total Assets	Number of Companies/Series with Performance- Based Fee	Total Assets of Companies/Series with Performance-Based Fee
David M. Brownlee	5	$3,915.0 million	None	None
Jason Doiron	2	$98.6 million	None	None
Daniel J. Manion	4	$1,776.3 million	None	None
Hilary T. Roper	1	$1,371.5 million	None	None

The information in the table immediately below is provided as of August 1, 2012 and is in addition to the information provided in the table immediately above::

Portfolio Manager	Number of Companies/Series	Total Assets	Number of Companies/Series with Performance- Based Fee	Total Assets of Companies/Series with Performance-Based Fee
Carole Hersam	4	$2,573.6 million	None	None
Daniel J. Manion	4	$2,573.6 million	None	None
Hilary T. Roper	4	$2,573.6 million	None	None
Christian W. Thwaites	5	$2,662.6 million	None	None

Portfolio Managers' Management of Accounts

That Are Not Pooled Investment Vehicles

Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts with Performance- Based Fee	Total Assets of Accounts with Performance-Based Fee
David M. Brownlee	5	$5,262.2 million	None	None
Jason Doiron	10	$13,798.8 million	None	None
Daniel J. Manion	2	$48.2 million	None	None
Hilary T. Roper	0	$0 million	None	None

The Adviser is an indirect wholly owned subsidiary of the National Life Holding Company. National Life, also an indirect wholly owned subsidiary of the National Life Holding Company, is in the business of marketing life insurance and annuity policies to the public. In the course of its business, National Life maintains substantial investment portfolios for its own account, primarily in domestic fixed-income securities. Real, potential or apparent conflicts of interest may arise where the same investment opportunities are appropriate for a National Life portfolio or for the portfolios of other clients. These conflicts of interest may arise particularly in cases where the same portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Fund, Sentinel retail fund or other account. The Adviser has established procedures under which, when the Adviser recommends to a Fund the purchase of an issue that it may also recommend for other clients or for the portfolios of its affiliates, investment opportunities are allocated by a means which is fair. Generally investment opportunities are allocated to different investors for which a given investment opportunity is suitable on a pro rata basis. However, the allocation may be changed from pro rata where a good reason to do so exists, such as that the pro rata allocation would result in such small allocations to a particular investor that it is not cost effective or meaningful. For fixed-income investments, allocations are normally in proportion to cash available for investment in a particular opportunity, but an opportunity judged to be more suitable to a particular account than others may be allocated to such account. Over time the Adviser seeks to ensure that no Fund or other account is favored over others.

To the extent that a portfolio manager has responsibilities for managing accounts and/or Sentinel retail funds in addition to one or more of the Funds, the portfolio manager will need to divide his or her time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may arise where the Adviser may have an incentive in managing one account and not with respect to other accounts it manages.